Exhibit 10.9

Strictly Confidential

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

Exclusive Smoore Factory Cooperation Agreement

Signing Place: Shenzhen, Guangdong

Signing Date: October 24, 2019

Party A1:  Beijing Wuxin Technology Co., Ltd.

Legal Representative: WANG Ying

Address: Room 501-A2, Floor 5, No.20 Gongti East Road, Chaoyang District, Beijing

Party A2: Shenzhen Wuxin Technology Co., Ltd.

Legal Representative: WANG Ying

Address: B402, Phase II, Boton Science Park, No.1044 Chaguang Road, Shuguang Community, Xili Street, Nanshan District, Shenzhen

Party A3: Ningbo Wuxin Information Technology Co., Ltd.

Legal Representative: WANG Ying

Address: Room 555, Office Building 19, No.1 Meishan Saltworks, Beilun District, Ningbo

Party A4: Shenzhen Wuxin Brothers Technology Co., Ltd. (in Establishing)

Party A5: Shenzhen Wuxin Brothers Technology Co., Ltd. Shiyan Branch (in Establishing)

(Party A1, Party A2, Party A3, Party A4 and Party A5 are hereinafter collectively referred to as “Party A”)

Party B1: Shenzhen Smoore Technology Co., Ltd.

Legal Representative: CHEN Zhiping

Address: No.16 Dongcai Industrial Zone, Gushu Community, Bao’an District, Shenzhen

Party B2: Shenzhen Smoore Brothers Technology Co., Ltd.

Legal Representative: BU Zhiqiang

Address: Building 1, No.1 Datianyang South 2 Road, Hongxing Community, Songgang Street, Bao’an District, Shenzhen

Party B3: Shenzhen Smoore Brothers Technology Co., Ltd. Shiyan Branch

Legal Representative: BU Zhiqiang

Address:  Floor 1, Building 2, Wangda Industrial Park, West of Songbai Highway, Tangtou Community, Shiyan Street, Bao’an District, Shenzhen

(Party B1, Party B2 and Party B3 are hereinafter collectively referred to as “Party B”)

Based on the principles of fairness, justice and mutual benefit, the Parties enter into this Agreement through consultation in order to establish a long-term, stable and close cooperative partnership. The specific terms of this Agreement are as follows:

No.	Content
1.

Party B has leased from the owner the electronic atomizer production factory located at Qinshi Building, Wangda Industrial Zone, Tangtou Village, Shiyan Street, Bao’an District, Shenzhen (“Shiyan Factory”). The factory has skilled workers and management team that can meet the production requirements and operate at full capacity. The factory has been put into production and the production is in good condition. With the prior consent of the owner of Shiyan Factory, Party B agrees that Party A will lease the factory directly from the owner to meet the production needs of Party A’s electronic atomizers. In order to reflect the spirit of friendly cooperation between the Parties, Party B has implemented the new cooperation mode between the Parties through the price settlement method and unit price mutually agreed upon by the Parties from October, 2019.

2.

Party A agrees to pay Party B a lump sum of RMB[***] (amount in words: RMB[***]) (“Party A’s One-time Fixed Investment”). The money will be used to purchase all the equipment involved in the production of electronic atomizer products at Shiyan Factory, and Party B will pay all the decoration expenses. Party A shall remit the above sum to the bank account designated by Party B in a lump sum before November 5, 2019.

Thereinto, Party A shall bear the decoration amount of RMB[***] (tax inclusive) and the equipment amount of RMB[***] (tax inclusive). Please refer to the Attachment hereto for the corresponding lists of the above amounts, calculation method and the amounts exclusive of tax.

3.

The Parties agree that: Party B will issue VAT special invoices with a tax rate of [***]% for machinery and equipment based on the actual situation. Party B will issue VAT special invoices with a tax rate of [***]% for decoration (subject to the invoices approved by the tax authority) based on the actual situation (The specific payable amount shall be subject to the tax rate recognized by the tax authority and the qualified invoices that can be issued (price with tax included). If the tax rate is lower than [***]%, the invoice and settlement amount shall be determined in principle that the amount excluding tax remains unchanged). If Party B is unable to issue the invoices for decoration, both Parties shall enter into a supplementary agreement through friendly negotiation.

The Parties agree and confirm that, in order to facilitate Party A’s compliance with its financial and audit requirements, formal handover and invoicing of the above equipment and decoration shall begin immediately after Party A5 (Party A’s project company) has been successfully registered and qualified as a general taxpayer. All risks and rewards of the above-mentioned equipment and decoration will then be transferred. Party A shall complete the above matters as soon as possible so that Party B can issue relevant invoices.

The above matters at the execution level of both Parties shall be post-contract obligations, which shall not affect the timely performance of other rights and obligations under this Agreement.

4.

The term of cooperation under this Agreement shall be from the date of this Agreement until April 30, 2023 (or if earlier, the date of the owner’s unilateral resumption of the factory). Within 6 months prior to the termination of this Agreement, Party A and Party B may negotiate on matters concerning the continuation of cooperation and enter into a separate written agreement for confirmation.

5.

On the premise of meeting all order requirements, product specifications and quality requirements of Party A, Party A warrants that Party B shall be the only exclusive supplier for the production and manufacture of its ceramic heating atomizers during the aforementioned period of cooperation.

Party B warrants that Shiyan Factory shall only produce Party A’s products and guarantees that the production capacity of the factory shall be optimized and effectively utilized. However, in the event of force majeure, Party B may, upon prior written notice and with consent of the senior management of both Parties through friendly consultation, use the spare capacity to produce other products in accordance with the agreed scope to maintain labor relationship with skilled workers and perform its employment obligations. In order to meet the order requirements of Party A, Party B guarantees that the monthly production capacity of Shiyan Factory will be no less than [***] million cartomizers.

6.

In order to ensure normal production and meet the order requirements of Party A, Party A shall, with the prior consent of the owner, directly lease from the owner the premises of Shiyan Factory (including the in-factory dormitory) as from November 1, 2019. In addition, the expenses for materials, labor and utilities shall be borne by Party B. Other lease-related issues shall be subject to the lease contract by and between Party A and the owner.

The transition period shall be from the date of signing of this Agreement to October 31, 2019. The Parties agree to enter into a tripartite agreement with the owner to enable Party A5 to register the second floor as its registered address and Party B3 to continue to maintain the first floor of the premises as its registered address.

Party A may set up a wholly-owned subsidiary at Shiyan Factory as Party A5, which shall assume the same rights and obligations in accordance with this Agreement.

During the period of cooperation, Party B shall bear the daily maintenance expenses of all the equipment in the normal operation of Shiyan Factory. If it is necessary to replace or improve the equipment, Party B shall be responsible for replacing or improving the equipment, provided that Party A shall pay the expenses incurred by Party B in such process.

7.

Both Parties agree that the purchase price of the products during the cooperation period will be based on the operation mode of this Agreement and determined separately by a written supplementary agreement in the principle of mutual benefit. In case of major changes in the market situation during the cooperation period, both Parties shall make corresponding adjustments through consultation.

8.

In order to carry out close cooperation and achieve effective production and marketing coordination, the designated personnel of Party A shall prepare and update the monthly demand information for the next 3 months in advance and send it to the designated personnel of Party B in writing, so as to facilitate Party B’s arrangement of the production plan. If Party B has to crash the schedule or be in idle due to Party A’s temporary change of monthly demand plan, Party A shall bear the waste of materials and labor losses caused thereby.

9.

Both Parties agree that the ownership and other risks of the products required by Party A’s orders will be transferred to Party A immediately after Party B delivers the products to the finished product warehouse designated by both Parties at Shiyan Factory. After that, Party A shall be responsible for the distribution and transportation of relevant goods.

10.

Other than the relevant intellectual properties that Party B authorizes Party A to use for the purpose of this Agreement, the Parties confirm that neither Party shall, as a result of this Agreement, acquire any intellectual property or other property rights belonging to the other Party in connection with the contents hereof.

Party A and Party B guarantee that they will not infringe the intellectual properties or other property rights of the other Party or any third party during the performance of this Agreement. Otherwise, such Party shall compensate the other Party or any third party for all losses caused thereby.

If either Party intends to use the trademark, image or materials of the other Party for publicity and promotion, prior written consent shall be obtained from the other Party.

11.

Each Party shall keep strictly confidential all information obtained at any time and in any way from the other Party (including but not limited to business materials, trade secrets, business models, design ideas, customer lists, financial information) and information related to this Agreement. The foregoing information belongs to the property of the other Party and shall be returned or deleted upon the request of the other Party.

Without the prior written consent of the other Party, neither Party shall in any way disclose the above confidential information to any third party or use the above confidential information for purposes other than this Agreement. Otherwise, all losses caused thereby, including but not limited to claims, litigation and arbitration fees, attorney’s fees, investigation and evidence collection fees incurred by the other Party shall be borne by the disclosing Party. The obligations of the Parties under this Section shall survive the termination or expiration of this Agreement.

12.

After this Agreement comes into effect, except as otherwise provided in laws, regulations and other normative documents or otherwise agreed herein, neither Party shall alter, terminate or rescind this Agreement without the written consensus of both Parties.

Party A and Party B shall abide by the provisions of this Agreement. If either Party breaches this Agreement, the non-default Party shall have the right to require the default Party to bear the corresponding liability for damages caused to the non-default Party. Party A and Party B agree that, with respect to the following agreement, in case of breach of contract, the liquidated damages shall be calculated at [***]% of the actual transaction amount of the Parties for [***] months prior to the occurrence of the breach, but the maximum amount shall be RMB[***]:

(I)           Party A, in violation of the exclusive purchase provisions of this Agreement and without the prior written consent of Party B’s authorized representative, purchases from any third party and/or entrusts a third party to produce ceramic heating atomizer components to be utilized in ceramic electric atomizer products for external sales by Party A. Notwithstanding the foregoing, in the event that Party B is unable to meet Party A’s order requirements, product specifications or quality requirements or there is any other material production or capacity issue (including but not limited to investigation by the government, compliance issues, integrity issues, quality recall problems, infringement of intellectual properties, and product liability litigation), the senior management of both Parties shall, prior to the occurrence of breach, determine the settlement and solution through friendly negotiation.

(II)        Without the prior written consent of Party A’s authorized representative, Party B arranges the production of other customer orders at Shiyan Factory.

(III)      Either Party breaches the confidentiality obligation hereunder.

(IV)      Either Party unilaterally changes the mode of production, manufacturing and service cooperation hereunder.

(V)         Either Party unilaterally terminates this Agreement early during the term of cooperation.

13.

The execution, performance, termination and dispute settlement of this Agreement shall be governed by and construed in accordance with the laws of the People’s Republic of China.

Any dispute arising from or in connection with the performance of this Agreement shall be settled by the Parties through consultation. If no agreement can be reached through consultation, either Party may submit the dispute to the Shenzhen Court of International Arbitration for arbitration. The losing Party shall bear reasonable costs for the settlement of the dispute, including but not limited to arbitration fees and attorney’s fees. The arbitration shall take place in Shenzhen. The Parties agree that the arbitration process shall be kept strictly confidential.

14.

All notices, requests, inquiries and other communications shall be sent in writing in English or in Chinese by mail or letter to the addresses set forth below. The contact persons and contact information of both Parties are as follows:

	Party A’s Contact Person: WEN Yilong	Party B’s Contact Person: HAN Jiyun

	Address: [***]	Address: [***]

	Telephone: [***]	Telephone: [***]

	Email: [***]	Email: [***]

Any information or document sent by a Party shall be deemed to have been served as follows:

(1)          If it is sent by hand, on the date of receiving the service return receipt;

(2)          If it is sent by courier, on the date of delivery or on the third working day after delivery to the courier (whichever is earlier);

(3)          If sent by E-mail, SMS or instant messenger, when successfully sent.

In order to protect the rights and interests of the Parties, the Parties confirm and agree the above means of communication (including those after being changed), which can also be used as the address and means of communication for effective service of the documents sent by judicial organs, administrative organs and arbitration commissions settling disputes. In case no one signs, replies or anyone refuses to receive the documents, the above-mentioned units shall also be deemed to have served the documents after recording the relevant situation, which shall be legally effective to the Parties.

15.

1.       Both Parties agree that this Agreement shall also apply to the new factory located in Shiyan Street in the future, with the investment and rent to be discussed separately by both Parties then.

2.       During the term of cooperation, Party B will not carry out its own-brand enclosed mini vape business.

3.       The Parties agree that, since they are composed of multiple affiliates, the Parties shall be jointly and severally liable for the rights and obligations of their respective affiliates under this Agreement.

4.       Nothing in this Agreement is intended or shall be deemed to create an employer-employee relationship or a joint venture relationship between the Parties.

5.       Failure by either Party to exercise, exercise in part or delay in exercising any of its rights under this Agreement does not constitute a waiver of such rights or any other rights unless such Party expressly waives its rights in writing.

6.       Neither Party shall assign its rights or obligations under this Agreement without the written consent of the other Party.

7.       Matters not covered herein shall be settled by a written supplementary agreement signed by both Parties through friendly consultation. The supplementary agreements shall have the same legal effect as this Agreement.

8.       This Agreement shall come into effect upon being sealed or signed by authorized representatives of both Parties. This Agreement is made in octuplicate, with one counterpart held by each Party respectively, which shall have the same legal effect.

(Signature Page)

Party A1 (Seal): [Beijing Wuxin Technology Co., Ltd. company seal is affixed]

Representative (Signature):	/s/ WEN Yilong

Party A2 (Seal): [Shenzhen Wuxin Technology Co., Ltd. company seal is affixed]

Representative (Signature):	/s/ WEN Yilong

Party A3 (Seal): [Ningbo Wuxin Information Technology Co., Ltd. company seal is affixed]

Representative (Signature):	/s/ WEN Yilong

Party A4 (Seal):

Representative (Signature):	/s/ WEN Yilong

Party A5 (Seal):

Representative (Signature):	/s/ WEN Yilong

Party B1 (Seal): [Shenzhen Smoore Technology Co., Ltd. company seal is affixed]

Representative (Signature):	/s/ HAN Jiyun

Party B2 (Seal): [Shenzhen Smoore Brothers Technology Co., Ltd. company seal is affixed]

Representative (Signature):	/s/ HAN Jiyun

Party B3 (Seal): [Smoore Brothers Technology Co., Ltd. Shiyan Branch company seal is affixed]

Representative (Signature):	/s/ HAN Jiyun

Attachment

Item	Contract Amount (Tax Exclusive)	Contract Amount (Tax Inclusive)	Type for Invoices
Equipment	[***]	[***]	Machinery and Equipment

Decoration	[***]	[***]	Service Fee - Agency Fee

Total	[***]	[***]	—

List of Equipment

No.	Name and Type of Construction Installation Equipment	Total Invoice Amount (Tax Inclusive)
1	Ink-jet Printer	[***]
2	Ultrasonic Welding Machine	[***]
3	Heat Shrinkable Furnace	[***]
4	Three-dimensional Packer	[***]
5	Air Compressor	[***]
	Air Dryer	[***]
	Air Tank	[***]
	Adsorption Dryer	[***]
6	Guohong Laser Marker	[***]
7	Han’s Laser Marker	[***]
8	Model 125 Encapsulator	[***]
9	Model 260 Encapsulator + Manipulator Arm	[***]
10	Tooling Fixtures	[***]
11	Toolings	[***]
12	Two-dimensional Measuring Instrument	[***]
13	Japanese Gaussmeter	[***]
14	Analog Battery Meter	[***]
15	Battery Tester	[***]
16	Paper Tape Wear-resistant Tester	[***]
	Salt Spray Tester	[***]
	Simulation Transportation Vibration Tester	[***]
	Pneumatic Sealer	[***]
	Digital Depth Meter	[***]
17	Sealing Tester	[***]
18	Button Life Tester	[***]
19	High-altitude Low-pressure Simulation Box	[***]
20	Cold and Thermal Shock Tester	[***]

21	Ampere Meter	[***]
22	Tooling Fixtures	[***]
23	Pressing Machine	[***]
24	Laser Marker	[***]
	Laser Engraving Tray Loader	[***]
	Ink-jet Printer	[***]
	Encapsulator (125)	[***]
	Automatic Drip Machine (Desk)	[***]
	Atomizing Core Pressing Machine	[***]
	Thimble Pressing Machine	[***]
	10-Pump Liquid Injector	[***]
	Resistance Tester	[***]
25	Transformer Modification	[***]
26	Drinking Water in the Dormitories of the Factory	[***]
27	Kitchen Utensils and Appliances	[***]
28	Air Conditioners for Dormitories in Building A	[***]
29	Shoe Cabinet	[***]
30	Shiyan Automatic Assembly Line	[***]
31	Air-source Heat Pumps for Shiyan Dormitories in Buildings A, C and D	[***]
32	Heat Pumps for the Dormitories in Building A	[***]
33	Chigo Air Conditioners	[***]
34	Air-source Heat Pump Heater	[***]
35	Air Conditioners in Buildings A, C and D	[***]
36	Dormitory Beds in the Factory	[***]
37	Office Furniture and Shelf	[***]
38	Office Furniture	[***]
39	Three-drawer Cabinet and Workbench	[***]
40	Stainless Steel Frame	[***]
41	Stainless Steel Shelf	[***]
42	Material Rack and Wardrobe	[***]
43	Aging Rack	[***]
44	Kitchen Tableware	[***]
	Invoice Amount (Tax Inclusive)	[***]

List of Decoration

No.	Project Name	Amount Exclusive of Tax (Yuan)
01	Wall and Ceiling Demolishing	[***]
02	Firefighting Engineering	[***]
03	Decoration Design Fee	[***]
04	Workshop Decoration Project	[***]
05	Office Decoration	[***]

06	Dining Room Decoration	[***]
07	Natural Gas Pipeline Project	[***]
08	Weak Current Engineering	[***]
09	Changes to Workshop Decoration Project	[***]
10	Changes to Workshop Decoration Project	[***]
	Invoice Amount (Tax Inclusive)	[***]

Supplementary Agreement to Exclusive Smoore Factory Cooperation Agreement

Signing Date: October 25, 2019

Whereas the Parties to the Exclusive Smoore Factory Cooperation Agreement (the “Original Agreement”) have agreed in detail on the cooperation matters between the Parties, this Supplementary Agreement only covers part of the rent paid by Party B before signing the Original Agreement and the rent paid by Party A for November on behalf of Party B, and the Parties hereby make the following supplementary agreement:

Both Parties confirm that, before signing the Original Agreement, Party B has paid part of the rent to the owner, i.e., RMB[***] (amount in words: RMB[***]), and Party A will pay the rent for November on behalf of Party B in the amount of RMB[***] (amount in words: RMB[***]).

Party A and Party B agree that the above rent will be apportioned among the payment for goods payable by Party A in October 2019. The specific way of operation is as follows: both Parties agree to temporarily increase the settlement amount of the payment for goods in October 2019. The specific increase amount is the same as the total rent above, i.e., the increase amount shall be RMB[***] (amount in words: RMB[***]). The payment time of the increase amount shall be the same as that of the Original Agreement.

The other terms of the Original Agreement shall remain unchanged, and the matters agreed in this Supplementary Agreement shall take precedence over the relevant terms of the Original Agreement.

(No text below)

Party A1 (Seal): Beijing Wuxin Technology Co., Ltd.

[Company seal is affixed]

Representative (Signature):	/s/ WEN Yilong

Party A2 (Seal): Shenzhen Wuxin Technology Co., Ltd.

[Company seal is affixed]

Representative (Signature):	/s/ WEN Yilong

1

Party A3 (Seal): Ningbo Wuxin Information Technology Co., Ltd.

[Company seal is affixed]

Representative (Signature):	/s/ WEN Yilong

Party A4 (Seal): Shenzhen Wuxin Brothers Technology Co., Ltd. (in Establishing)

Representative (Signature):	/s/ WEN Yilong

Party A5 (Seal): Shenzhen Wuxin Brothers Technology Co., Ltd. Shiyan Branch (in Establishing)

Representative (Signature):	/s/ WEN Yilong

Party B1 (Seal): Shenzhen Smoore Technology Co., Ltd.

[Company seal is affixed]

Representative (Signature):	/s/ HAN Jiyun

Party B2 (Seal): Shenzhen Smoore Brothers Technology Co., Ltd.

[Company seal is affixed]

Representative (Signature):	/s/ HAN Jiyun

Party B3 (Seal): Shenzhen Smoore Brothers Technology Co., Ltd. Shiyan Branch

[Company seal is affixed]

Representative (Signature):	/s/ HAN Jiyun

2

The Second Supplementary Agreement to Exclusive Smoore Factory Cooperation Agreement

Signing Date: October 26, 2019

Whereas the Parties to the Exclusive Smoore Factory Cooperation Agreement (the “Original Agreement”) have agreed in detail on the cooperation matters between the Parties, this Supplementary Agreement only covers Section 3 of the Original Agreement and the Parties hereby make the following supplementary agreement:

3.

The Parties agree that: Party B will issue VAT special invoices with a tax rate of [***]% for machinery and equipment based on the actual situation. Party B will issue VAT special invoices with a tax rate of [***]% for decoration (subject to the invoices approved by the tax authority) based on the actual situation (The specific payable amount shall be subject to the tax rate recognized by the tax authority and the qualified invoices that can be issued (price with tax included). If the tax rate is lower than [***]%, the invoice and settlement amount shall be determined in principle that the amount excluding tax remains unchanged). If Party B is unable to issue the invoices for decoration, both Parties shall enter into a supplementary agreement through friendly negotiation. The invoicing of the above equipment and decoration shall begin immediately after Party A5 (Party A’s project company) has been successfully registered and qualified as a general taxpayer. Party A shall complete the above matters as soon as possible so that Party B can issue relevant invoices. The Parties agree and confirm that, in the actual performance of the Original Agreement by the Parties, the decoration and equipment under the Original Agreement will be handed over and all related risks will be transferred on November 1, 2019. The above matters at the execution level of both Parties shall be post-contract obligations, which shall not affect the timely performance of other rights and obligations under the Original Agreement.

The other terms of the Original Agreement shall remain unchanged, and the matters agreed in this Supplementary Agreement shall take precedence over the relevant terms of the Original Agreement.

(No text below)

1

Party A1 (Seal): Beijing Wuxin Technology Co., Ltd.

[Company seal is affixed]

Representative (Signature):	/s/ WEN Yilong

Party A2 (Seal): Shenzhen Wuxin Technology Co., Ltd.

[Company seal is affixed]

Representative (Signature):	/s/ WEN Yilong

Party A3 (Seal): Ningbo Wuxin Information Technology Co., Ltd.

[Company seal is affixed]

Representative (Signature):	/s/ WEN Yilong

Party A4 (Seal): Shenzhen Wuxin Brothers Technology Co., Ltd. (in Establishing)

Representative (Signature):	/s/ WEN Yilong

Party A5 (Seal): Shenzhen Wuxin Brothers Technology Co., Ltd. Shiyan Branch (in Establishing)

Representative (Signature):	/s/ WEN Yilong

Party B1 (Seal): Shenzhen Smoore Technology Co., Ltd.

[Company seal is affixed]

Representative (Signature):	/s/ HAN Jiyun

Party B2 (Seal): Shenzhen Smoore Brothers Technology Co., Ltd.

[Company seal is affixed]

Representative (Signature):	/s/ HAN Jiyun

2

Party B3 (Seal): Shenzhen Smoore Brothers Technology Co., Ltd. Shiyan Branch

[Company seal is affixed]

Representative (Signature):	/s/ HAN Jiyun

3